UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 7, 2023

ADIENT PLC
(Exact name of registrant as specified in its charter)

Ireland	001-37757	98-1328821
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3 Dublin Landings, North Wall Quay Dublin 1, Ireland D01 H104
(Address of principal executive offices)

Registrant’s telephone number, including area code: 734-254-5000

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbol(s)	Name of exchange on which registered
Ordinary Shares, par value $0.001	ADNT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17     CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Adient plc (“Adient”) held its 2023 Annual General Meeting on March 7, 2023. The independent inspector of elections for the 2023 Annual General Meeting delivered its final tabulation of voting results for each of the matters submitted to a vote of shareholders at the 2023 Annual General Meeting, certifying on March 7, 2023 the voting results set forth below.

Proposal One:

Adient’s shareholders elected, by separate resolutions, the following eight directors for a period of one year, expiring at the end of Adient’s Annual General Meeting of Shareholders in 2024, by the following votes:

Nominee	For	Against	Abstain	Broker Non-Vote
Julie L. Bushman	81,823,558	1,705,500	51,836	3,754,614
Peter H. Carlin	81,386,822	2,135,805	58,267	3,754,614
Douglas G. Del Grosso	83,168,133	355,995	56,766	3,754,614
Ricky T. Dillon	82,117,095	1,406,746	57,053	3,754,614
Richard Goodman	79,945,475	3,580,517	54,902	3,754,614
José M. Gutiérrez	78,319,103	5,209,355	52,436	3,754,614
Frederick A. Henderson	81,884,293	1,640,602	55,999	3,754,614
Barb J. Samardzich	81,253,202	2,276,185	51,507	3,754,614

Proposal Two:

Adient’s shareholders ratified, by non-binding advisory vote, the appointment of PricewaterhouseCoopers LLP as Adient’s independent auditor for fiscal year 2023 and authorized, by binding vote, the Board of Directors, acting through the Audit Committee, to set the auditors’ remuneration by the following vote:

For	Against	Abstain
84,044,905	3,216,563	74,040

Proposal Three:

Adient’s shareholders approved, on an advisory basis, the compensation of Adient’s named executive officers by the following vote:

For	Against	Abstain	Broker Non-Vote
78,918,703	4,540,931	121,260	3,754,614

Proposal Four:

Adient’s shareholders recommended that Adient hold the advisory vote on the frequency of the advisory vote on named executive officer compensation on an annual basis by the following vote:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
79,219,161	64,634	4,220,699	76,400	3,754,614

Proposal Five:

Adient’s shareholders approved the renewal of the Board of Directors’ authority to issue shares under Irish law by the following vote:

For	Against	Abstain
86,495,405	733,989	106,114

Proposal Six:

Adient’s shareholders approved the renewal of the Board of Directors’ authority to opt-out of statutory preemption rights under Irish law by the following vote:

For	Against	Abstain
86,601,739	573,046	160,723

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADIENT PLC
Date: March 10, 2023	By:	/s/ Heather M. Tiltmann
	Name:	Heather M. Tiltmann
	Title:	Executive Vice President, Chief Legal and Human Resources Officer, and Corporate Secretary